                                          THE EMERGING MARKETS
                                          TELECOMMUNICATIONS
                                          FUND, INC.
                                          -------------------------
                                          ANNUAL REPORT
                                          NOVEMBER 30, 2000

                                          [GRAPHIC - PICTURE OF SATELLITE DISH]

  CONTENTS

Letter to Shareholders ..............................................    1

Portfolio Summary ...................................................    5

Schedule of Investments .............................................    7

Statement of Assets and Liabilities .................................   11

Statement of Operations .............................................   12

Statement of Changes in Net Assets ..................................   13

Statement of Cash Flows .............................................   14

Financial Highlights ................................................   16

Notes to Financial Statements .......................................   18

Report of Independent Accountants ...................................   25

Results of Annual Meeting of Shareholders ...........................   26

Description of InvestLink-SM- Program ..............................   27

  LETTER TO SHAREHOLDERS

                                                               December 27, 2000


DEAR SHAREHOLDER:

I am writing to report on the activities of The Emerging Markets
Telecommunications Fund, Inc. (the "Fund") for the period ended November 30,
2000.

At November 30, 2000, the Fund's net asset value ("NAV") was $10.35 per share compared to $18.36 on May 31, 2000. At November 30, 2000, total net assets were $131,324,897.

PERFORMANCE: BAD TIMES FOR TELECOM STOCKS

For the six months ended November 30, 2000, the Fund's total return, based on NAV was -29.1%. By contrast, the broad universe of emerging-market equities (as represented by the Morgan Stanley Capital International Emerging Markets Free Index ("EMF"))* returned -23.8%. The Fund's performance was relatively better than that of emerging telecommunications stocks more specifically, however, which (in the form of EMF's telecommunications services subsector) fell 31.6% in the same period.

The Fund outperformed aggregate emerging telecom stocks mainly because we underweighted some of the poorest-performing telecom markets--especially Brazil and China--and allocated much more than usual to private equities and cash.

Overall results would have been better principally if we had chosen to have less exposure to Taiwan. Unfortunately, our Taiwanese stock selection emphasized telecom-related technology names that were battered by a variety of negative developments in the global telecom and semiconductor sectors.

THE MARKET: A TOUGH ENVIRONMENT

Times were tough for investors in telecom-related stocks worldwide in the six months ended November 30. Although telecom names in emerging markets were somewhat influenced by domestic and regional factors, they primarily responded to the same big-picture forces that drove their counterparts in the developed world. The most important of these forces included:

- HIGH 3G FEES. Extremely high fees paid for new wireless licenses (known as "3G," as in third-generation) in Europe fueled concerns that near-term growth prospects for some major global telecom providers would evaporate, perhaps even leading to credit downgrades. These concerns spilled over into emerging markets, as well.

- EARNINGS SURPRISES. Following on the heels of earnings warnings from global powerhouses like Nokia and WorldCom, investors were disappointed by weak-to-moderate earnings reports from companies in the U.S., Europe and certain emerging markets. These reports, often accompanied by reduced forecasts of future earnings, only served to worsen global market conditions for tech and telecom companies.

  LETTER TO SHAREHOLDERS

- TOO MANY PLAYERS. Concerns about a glut of competitors within the broad "TMT" (i.e., technology-media-telecommunications) categorization generally led many investors to sit on the sidelines, awaiting the end of what now appears to be a far-reaching and painful industry consolidation.

- PC MELTDOWN. The much-hoped-for jump in holiday-related sales of personal computers never materialized. This hurt suppliers to the global PC market, particularly DRAM semiconductor producers in Taiwan and South Korea.

- INVENTORY SURPLUS. Reduced levels of capital spending by corporations meant that supply outstripped demand for semiconductors, PCs, telecom equipment, cellular phones and other tech-related products. This inventory surplus cut into the sales and margins of many tech and telecom companies (both in the developed and emerging worlds), and should continue to hurt share prices until it is absorbed or written off.

PORTFOLIO STRUCTURE: EMPHASIZING ASIA

TOP 10 HOLDINGS, BY ISSUER*

                                                           %
     HOLDING                 COUNTRY/REGION           NET ASSETS
     -------                 --------------           ----------
 1.  VSNL                         India                    9.6
 2.  Telmex                      Mexico                    4.8
s 3.  Emg. Mkts. Ventures I       Global                    4.7
 4.  China Mobile               Hong Kong                  4.0
 5.  Korea Telecom             South Korea                 3.6
 6.  Asia Satellite             Hong Kong                  3.2
 7.  TeleSoft Partners           Global                    3.0
 8.  Hutchison Whampoa          Hong Kong                  2.5
 9.  China Unicom               Hong Kong                  2.5
10.  Tele Norte Leste            Brazil                    2.4
                                                          ----
     Total                                                40.3
                                                          ====

-----
* Company names are abbreviations of those found in the chart on page 6

COUNTRY BREAKDOWN
(% of net assets)

[PIE CHART]

Brazil                   5.23
Global                   8.12
Hong Kong               15.21
India                    9.95
Israel                  10.24
Mexico                   6.87
South Korea              8.78
Taiwan                   6.86
Cash & Other Assets      9.36
Other*                  19.38

-----------
* Other includes Argentina, Asia, Canada, Central Europe, Chile, China, Egypt, Europe, Greece, Hungary, Indonesia, Jamaica, Latin America,
  Middle East/Africa, Pakistan, Peru, Poland, Russia, South Africa, Thailand, Turkey, United States and Venezuela.

Given what has transpired in recent months, I am being careful in positioning the portfolio for the rest of the Fund's fiscal year.

Roughly speaking, publicly traded securities account for some 70% of total assets. Of this, the majority is invested in deeply undervalued Asian companies, with the balance in Latin America and Europe/Middle East/Africa. I am maintaining cash reserves fairly high--in the 10% range--in order to reduce risk and provide flexibility to capitalize on selected opportunities as they arise. The remaining 20% of assets is mostly committed to private equities.

  LETTER TO SHAREHOLDERS

My current approach in Asia is to avoid most incumbent telecom carriers, whose near-term growth prospects are limited by increasing competition for traditional telecom-related services. A notable exception to this is South Korea, where strong revenue growth in newer areas like broadband and data services has been offsetting the decline in the incumbent carrier's more traditional businesses.

In the cellular arena, I particularly like China and Thailand, where penetration is still low, competition is weak and demand is strong. I also like Hong Kong, where the market's correction has opened up the possibility of value creation via industry consolidation and the spin-off of high-growth subsidiaries. The same holds true for much of the emerging markets universe.

Considering the difficult state of the world's financial markets these days, I am also generally steering clear of companies that don't have the internal cash flow necessary to fund their business plans, and sticking with those that do.

Finally, I remain committed to the portfolio's private equity exposure. As I've often stated in previous reports, the Fund's closed-end structure allows it to take advantage of opportunities in private equities, opportunities that are generally unavailable to individuals and open-end mutual funds. The Fund's performance in recent years offers solid evidence that private equities can add substantial value over time, while simultaneously providing valuable diversification benefits.

OUTLOOK: GUARDEDLY OPTIMISTIC

As we enter the next millennium, I am guardedly optimistic about the prospects for TMT stocks in the emerging world for a number of reasons:

- Valuations have dropped so steeply in 2000 that good ones are plentiful in almost every market. These notably include certain Brazilian telecoms, which have been victimized by global trends and country-specific issues; and tech companies in places such as Israel and non-Japan Asia, where growth prospects mirror or exceed those of developed markets.

- The mountain of excess inventory that I described earlier should get whittled down to a more manageable level. Semiconductor manufacturers, in particular, should benefit from the arrival of new wireless technologies and expected strong demand in 2001 for PC-related products in Europe.

- There also should be some alleviation of country- and industry-based problems that plagued emerging markets and others during 2000, e.g., depressed global demand for Asian tech products and intense competition among aspiring providers of next-generation telecom services.

  LETTER TO SHAREHOLDERS

As I see it, the bottom line for emerging TMTs should continue to be determined by what transpires in the U.S., the center of the global economy. If the U.S. economy experiences an abrupt "hard landing" or worse, then emerging markets will be badly bruised (i.e., along with all other markets). By the same token, if U.S. economic news turns out to be less severe, as many expect, then emerging markets should be able to regroup and forge a stronger and more viable presence in the TMT sectors.

I additionally see brighter prospects for interest-rate cuts and an improved tone in global activity in the second half of 2001, both of which would bode well for emerging equity markets generally.

Respectfully,

/s/ Richard W. Watt
Richard W. Watt
President and Chief Investment Officer**

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 27 through 29 of this report.

--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index (with no defined investment objective) of emerging-market equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

** Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He joined CSAM on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He is also President, Chief Investment Officer and a Director of The First Israel Fund, Inc. He is President and a Director of The Brazilian Equity Fund, Inc., The Chile Fund, Inc. and The Latin America Equity Fund, Inc.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF NOVEMBER 30, 2000 (UNAUDITED)


SECTOR ALLOCATION

AS A PERCENT OF NET ASSETS

[GRAPH]

[PLOT POINTS]

                                                November 30, 2000   May 31, 2000
Cellular Communications                                5.39%           15.29%
Computers                                              1.50%            0.00%
Electronics                                            3.31%           14.70%
Investment & Holding Companies                        11.74%            8.96%
Local and/or Long Distance Telephone Services          7.95%           17.27%
Radio/Television                                       2.46%            2.70%
Telecommunications                                    42.29%           22.77%
Venture Capital                                        3.92%            0.00%
Other                                                 12.08%            9.86%
Cash & Cash Equivalents                                9.36%            8.45%

GEOGRAPHIC ASSET BREAKDOWN

AS A PERCENT OF NET ASSETS

[GRAPH]

[PLOT POINTS]

                                                November 30, 2000   May 31, 2000
Asia                                                  44.09%           46.70%
Caribbean                                              1.57%            1.69%
Central Europe                                         0.00%           10.62%
Europe                                                 6.80%            2.54%
Latin America                                         17.36%           20.93%
Middle East/Africa                                    11.63%            4.44%
North America                                          1.07%            0.10%
Global                                                 8.12%            1.90%
Cash & Cash Equivalents                                9.36%           11.08%

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SUMMARY OF SECURITIES BY COUNTRY/REGION

AS A PERCENT OF NET ASSETS

[GRAPH]

[PLOT POINTS]

                                                November 30, 2000   May 31, 2000
Argentina                                              3.97%            2.67%
Asia                                                   1.24%            0.00%
Brazil                                                 5.23%            8.44%
Hong Kong                                             15.20%           10.95%
India                                                  9.95%            5.93%
Indonesia                                              1.12%            1.38%
Israel                                                10.25%            6.95%
Jamaica                                                1.57%            0.00%
Mexico                                                 6.87%            6.37%
Russia                                                 0.38%            3.51%
South Korea                                            8.78%           13.74%
Taiwan                                                 6.87%            8.54%
Thailand                                               0.93%            3.12%
Turkey                                                 3.88%            3.60%
United States                                          1.05%            0.00%
Venezuela                                              0.69%            1.10%
Global                                                 8.12%            4.66%
Other                                                  4.54%           10.59%

TOP 10 HOLDINGS, BY ISSUER

                                                                                                                    Percent of
    Holding                                                             Sector                      Country/Region  Net Assets
------------------------------------------------------------------------------------------------------------------------------
 1. Videsh Sanchar Nigam Ltd.                                     Telecommunications                     India          9.6
------------------------------------------------------------------------------------------------------------------------------
 2. Telefonos de Mexico, S.A. de CV                               Telecommunications                    Mexico          4.8
------------------------------------------------------------------------------------------------------------------------------
 3. Emerging Markets Ventures I, L.P.                       Investment & Holding Companies              Global          4.7
------------------------------------------------------------------------------------------------------------------------------
 4. China Mobile (Hong Kong) Ltd.                               Cellular Communications                Hong Kong        4.0
------------------------------------------------------------------------------------------------------------------------------
 5. Korea Telecom Corp.                              Local and/or Long Distance Telephone Services    South Korea       3.6
------------------------------------------------------------------------------------------------------------------------------
 6. Asia Satellite Telecommunications Holdings Ltd.               Telecommunications                   Hong Kong        3.2
------------------------------------------------------------------------------------------------------------------------------
 7. TeleSoft Partners L.P.                                        Telecommunications                    Global          3.0
------------------------------------------------------------------------------------------------------------------------------
 8. Hutchison Whampoa Ltd.                                   Infrastructure & Construction             Hong Kong        2.5
------------------------------------------------------------------------------------------------------------------------------
 9. China Unicom Ltd.                                             Telecommunications                   Hong Kong        2.5
------------------------------------------------------------------------------------------------------------------------------
10. Tele Norte Leste Participacoes S.A.              Local and/or Long Distance Telephone Services      Brazil          2.4
------------------------------------------------------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2000

                                                     No. of           Value
Description                                       Shares/Units      (Note A)
--------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-90.64%
EQUITY OR EQUITY-LINKED SECURITIES OF
 TELECOMMUNICATION COMPANIES IN EMERGING
 COUNTRIES-68.40%

ARGENTINA-2.53%
CEI Citicorp Holdings S.A.,
 Class B+ ....................................         627,952    $   2,072,635
Telecom Argentina Stet-France
 Telecom S.A. ADR+ ...........................          83,900        1,242,769
                                                                  -------------
TOTAL ARGENTINA (Cost $3,947,643) ............................        3,315,404
                                                                  -------------
ASIA-1.24%
INVESCO AsiaNET Fund plc*+ ...................          97,560          579,506
Nirvana Capital Limited*+# ...................          30,000          300,000
TVG Asian Communications
 Fund II, L.P.+# .............................         854,734          749,602
                                                                  -------------
TOTAL ASIA (Cost $2,177,850) .................................        1,629,108
                                                                  -------------
BRAZIL-5.23%
Brazil Telecom Participacoes
 S.A. ADR+## .................................          24,700        1,077,537
Celular CRT Participacoes S.A.
 PNA .........................................       1,664,000          454,737
Companhia Riograndense de
 Telecomunicacoes PNA+ .......................             242               68
Embratel Participacoes
 S.A. ADR+ ...................................         132,800        1,601,900
Globo Cabo S.A. ADR+ .........................          10,300           81,756
Tele Nordeste Celular
 Participacoes S.A. ADR+## ...................             100            3,200
Tele Norte Leste Participacoes
 S.A. ADR+## .................................         176,656        3,201,890
Telemig Celular Participacoes
 S.A. ADR+ ...................................           8,800          451,000
                                                                  -------------
TOTAL BRAZIL (Cost $8,757,627) ...............................        6,872,088
                                                                  -------------
CHILE-0.00%
Compania de Telecomunicaciones de
 Chile S.A. ADR+##
 (Cost $6,464) ...............................             300            4,312
                                                                  -------------
EUROPE-0.09%
Global TeleSystems Group, Inc.+##
 (Cost $2,090,162) ...........................          91,876   $      114,845
                                                                  -------------
GREECE-0.92%
Hellenic Telecommunications
 Organization S.A. ADR
 (Cost $1,531,696) ...........................         175,100        1,203,812
                                                                  -------------
HONG KONG-11.79%
Asia Satellite
 Telecommunications
 Holdings Ltd. ...............................       1,715,909        4,201,885
China Mobile (Hong Kong)
 Ltd.+ .......................................         972,415        5,286,084
China Unicom Ltd. ADR+ .......................         232,124        3,278,751
i-CABLE Communications Ltd.+ .................       3,270,000        1,247,244
SmarTone Telecommunications
 Holdings Ltd. ...............................         937,500        1,466,384
                                                                  -------------
TOTAL HONG KONG (Cost $15,503,949) ...........................       15,480,348
                                                                  -------------
HUNGARY-0.90%
Magyar Tavkozlesi Rt, ADR
 (Cost $1,676,640) ...........................          74,000        1,179,375
                                                                  -------------
INDIA-9.95%
Hindustan Corp. ..............................         100,600          273,017
The India Media, Internet and
 Communications Fund Ltd.+++# ................          50,000          198,000
Videsh Sanchar
 Nigam Ltd.++## ..............................       1,408,800       12,591,150
                                                                  -------------
TOTAL INDIA (Cost $21,282,042) ...............................       13,062,167
                                                                  -------------
INDONESIA-1.12%
PT Telekomunikasi Indonesia ..................       2,683,800          689,236
PT Telekomunikasi Indonesia
 ADR## .......................................         158,000          780,125
                                                                  -------------
TOTAL INDONESIA (Cost $2,811,850) ............................        1,469,361
                                                                  -------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

                                                     No. of           Value
Description                                       Shares/Units      (Note A)
--------------------------------------------------------------------------------
ISRAEL-9.06%
Aptel Warrants
 (expiring 01/06/03)*+ .......................          16,800   $      189,000
Bezeq Israeli Telecommunication
 Corporation Ltd.+ ...........................          63,067          325,264
BPA Israel Ventures LLC+# ....................         291,878          291,878
Ceragon Networks Ltd.+ .......................           4,400           48,400
Commtouch Software Ltd.+ .....................          73,800          558,112
Concord Ventures
 Fund II, L.P.+++# ...........................       1,400,000        1,308,320
Formula Ventures L.P.+++# ....................         935,476        1,099,587
Geotek
 Communications, Inc.+ .......................          49,501               49
Geotek Communications, Inc.,
 Convertible Preferred Series M,
 8.50%*+ .....................................             200                0
Geotek Communications, Inc.,
 Convertible Preferred
 Series N*+(a) ...............................           1,584                0
Gilat Satellite
 Networks Ltd.+ ..............................          23,200          912,050
Giza GE Venture
 Fund III, L.P.+++# ..........................         880,000          849,114
Global Wireless Holdings
 Inc. C.V. PNB*+ .............................          48,122            6,978
Jacada Ltd.+ .................................          61,800          278,100
K.T. Concord Venture
 Fund L.P.+++ ................................       2,000,000        2,985,396
Lynx Photonic Networks*+ .....................         375,394          375,394
Neurone Ventures II, L.P.+# ..................          75,000           75,000
Nexus Telocation Systems Ltd.+++ .............         481,600          294,227
Nexus Telecommunication
 Systems Ltd.+ ...............................         381,067          273,892
NICE-Systems Ltd. ADR+ .......................          34,700        1,509,450
RADWARE Ltd.+ ................................          28,400          520,075
                                                                  -------------
TOTAL ISRAEL (Cost $20,645,717) ..............................       11,900,286
                                                                  -------------
LATIN AMERICA-0.60%
J.P. Morgan Latin America
 Capital Partners L.P.*+#
 (Cost $716,480) .............................         790,298          790,298
                                                                  -------------
MEXICO-6.87%
Grupo Televisa S.A. GDR+## ...................          58,300   $    2,714,594
Telefonos de Mexico, S.A. de CV
 ADR, Class L ................................         134,400        6,300,000
                                                                  -------------
TOTAL MEXICO (Cost $9,700,791) ...............................        9,014,594
                                                                  -------------
MIDDLE EAST / AFRICA-0.57%
EFG-Hermes Telecom Fund*+
 (Cost $1,020,000) ...........................         100,000          750,000
                                                                  -------------
PERU-0.00%
Tecsur S.A.+ (Cost $20,758) ..................         102,450            3,484
                                                                  -------------
POLAND-0.62%
Telekomunikacja Polska S.A.
 (Cost $830,728) .............................         149,700          813,243
                                                                  -------------
RUSSIA-0.38%
Independent Network Television,
 Series II*+ (Cost $1,000,000) ...............       1,000,000          500,000
                                                                  -------------
SOUTH KOREA-7.80%
Korea Telecom Corp.+ .........................          39,640        1,956,726
Korea Telecom Corp. ADR+## ...................          99,700        2,716,825
Korea Telecom Freetel+ .......................          63,500        1,786,672
Samsung Electronics ..........................          16,187        2,157,379
SK Telecom Co., Ltd.+ ........................           3,940          790,917
SK Telecom Co., Ltd. ADR+ ....................          39,400          839,713
                                                                  -------------
TOTAL SOUTH KOREA (Cost $14,219,105) .........................       10,248,232
                                                                  -------------
TAIWAN-0.72%
Siliconware Precision
 Industries Co. ..............................         197,220          154,050
Siliconware Precision Industries
 Co. ADR .....................................          72,048          273,782
Yageo Corp.++## ..............................         109,710          518,380
                                                                  -------------
TOTAL TAIWAN (Cost $1,708,035) ...............................          946,212
                                                                  -------------
THAILAND-0.00%
TelecomAsia Corp. Public
 Co., Ltd., Foreign Registered+(b)
 (Cost $0) ...................................       1,717,483                0
                                                                  -------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

                                                     No. of           Value
Description                                       Shares/Units      (Note A)
--------------------------------------------------------------------------------
TURKEY-3.88%
Netas Northern Electric
 Telekomunikasyon A.S.+ ......................      32,591,000    $   2,864,094
Turkcell Iletisim Hizmetleri
 A.S. ADR+ ...................................         195,200        1,207,800
Vestel Elektronik Sanayi ve
 Ticaret A.S.+ ...............................       7,575,000        1,026,272
                                                                  -------------
TOTAL TURKEY (Cost $7,357,871) ...............................        5,098,166
                                                                  -------------
VENEZUELA-0.69%
Venworld Telecommunications+++
 (Cost $2,531,383) ...........................         125,947          902,219
                                                                  -------------
GLOBAL-3.44%
International Wireless
 Communications Holdings
 Corp.*+ .....................................          15,092                0
Telesoft Partners II QP+# ....................         600,000          600,000
Telesoft Partners L.P.+++# ...................       1,187,500        3,915,153
                                                                  -------------
TOTAL GLOBAL (Cost $1,988,681) ...............................        4,515,153
                                                                  -------------
TOTAL EMERGING COUNTRIES
  (Cost $121,525,472) ........................................       89,812,707
                                                                  -------------
EQUITY SECURITIES OF TELECOMMUNICATION
 COMPANIES IN DEVELOPED COUNTRIES-1.06%

CENTRAL EUROPE-0.01%
Central European Media
 Enterprises Ltd.+
 (Cost $4,578,326) ...........................          22,875           12,867
                                                                  -------------
UNITED STATES-1.05%
Cisco Systems, Inc.+ .........................           4,234          202,703
Lucent Technologies Inc. .....................          25,868          402,571
Technology Crossover
 Ventures IV, L.P.++# ........................         791,000          778,951
                                                                  -------------
TOTAL UNITED STATES
 (Cost $1,539,913) ...........................................        1,384,225
                                                                  -------------
TOTAL DEVELOPED COUNTRIES
 (Cost $6,118,239) ...........................................        1,397,092
                                                                  -------------
EQUITY SECURITIES OF COMPANIES PROVIDING OTHER
 ESSENTIAL SERVICES IN THE DEVELOPMENT OF AN
 EMERGING COUNTRY'S INFRASTRUCTURE-21.18%

ARGENTINA-1.45%
Exxel Capital Partners+++
 (Cost $2,055,984) ...........................       1,938,339    $   1,900,716
                                                                  -------------
CANADA-0.02%
Officeland Inc., Class A*+(c) ................         168,067           13,445
Officeland Inc. PN, Class C*+ ................         133,654           10,692
                                                                  -------------
TOTAL CANADA (Cost $638,256) .................................           24,137
                                                                  -------------
CHINA-0.00%
Beijing Datang Power Generation
 Co., Ltd.+ (Cost $136) ......................             438               93
                                                                  -------------
EGYPT-0.80%
Nile Growth Company+
 (Cost $2,020,000) ...........................         200,000        1,050,000
                                                                  -------------
HONG KONG-3.42%
Hutchison Whampoa Ltd. .......................         276,860        3,309,982
Legend Holdings Ltd. .........................       1,730,000        1,175,543
                                                                  -------------
TOTAL HONG KONG (Cost $5,396,407) ............................        4,485,525
                                                                  -------------
ISRAEL-1.18%
Ampal-American Israel Corp.,
 Class A+ ....................................          88,200          578,813
Orbotech, Ltd. ...............................          10,455          465,248
The Renaissance Fund LDC+++ ..................             160          511,071
                                                                  -------------
TOTAL ISRAEL (Cost $2,966,786) ...............................        1,555,132
                                                                  -------------
JAMAICA-1.57%
Jamaican Assets I, L.P.*+,++++
 (Cost $1,020,624) ...........................         879,355        2,065,535
                                                                  -------------
PAKISTAN-0.00%
The Hub Power Co., Ltd.+
 (Cost $8,436) ...............................           7,600            1,888
                                                                  -------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

                                                     No. of           Value
Description                                       Shares/Units      (Note A)
--------------------------------------------------------------------------------
SOUTH AFRICA-0.01%
Imperial Holdings Ltd.
 (Cost $18,940) ..............................           1,668    $      11,815
                                                                  -------------
SOUTH KOREA-0.98%
Korea Electric Power (KEPCO)
 Corp.+ (Cost $1,937,444) ....................          67,900        1,284,821
                                                                  -------------
TAIWAN-6.14%
Far Eastern Textile Ltd. .....................       1,106,000          877,299
Hon Hai Precision Industry Co.,
 Ltd. GDR++## ................................          87,590        1,094,875
Macronix International Co., Ltd. .............         298,981          484,271
Nan Ya Plastic Corp. .........................       1,270,500        1,557,827
Taiwan Semiconductor
 Manufacturing Co., Ltd. .....................         390,400        1,057,850
Taiwan Semiconductor
 Manufacturing Co., Ltd. ADR+ ................          77,850        1,308,853
United Microelectronics Corp.+ ...............         240,000          377,838
Via Technologies Inc. ........................         103,000          645,504
Winbond Electronics
 Corp.+ ......................................         659,441          662,835
                                                                  -------------
TOTAL TAIWAN (Cost $11,149,172) ..............................        8,067,152
                                                                  -------------
THAILAND-0.93%
Advance Information Service
 Public Co., Ltd.+
 (Cost $876,827) .............................         122,321        1,223,210
                                                                  -------------
GLOBAL-4.68%
Emerging Markets
 Ventures I, L.P.+++#
 (Cost $5,427,245) ...........................       5,205,661        6,151,582
                                                                  -------------
TOTAL OTHER ESSENTIAL SERVICES
 (Cost $33,516,257) ..........................................       27,821,606
                                                                  -------------
TOTAL INVESTMENTS-90.64%
 (Cost $161,159,968) (Notes A,D) .............................      119,031,405

CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-9.36% ...........................................       12,293,492
                                                                  -------------
NET ASSETS-100.00% ...........................................    $ 131,324,897
                                                                  =============

-----------------------------------------
*    Not readily marketable security.
+    Security is non-income producing.
++ SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers".
++   Restricted security, not readily marketable (See Note F).
# As of November 30, 2000, the Fund committed to investing an additional $2,208,122, $2,600,000, $2,675,084, $564,524, $1,870,000, $250,000,
     $5,509,702, $675,000, $700,000, $2,400,000, $62,500, $1,209,000 and
     $3,145,266 of capital in BPA Israel Ventures LLC, Concord Ventures Fund II, L.P., Emerging Markets Ventures I, L.P., Formula Ventures L.P., Giza GE Venture Fund III, L.P., The India Media, Internet and Communications Fund Ltd., J.P. Morgan Latin America Capital Partners L.P., Neurone Ventures II, L.P., Nirvana Capital Ltd., Telesoft Partners II QP, Telesoft Partners L.P., Technology Crossover Ventures IV, L.P. and TVG Asian Communications Fund II, L.P.
##   Security or a portion thereof is out on loan.
(a) With an additional 1,584 warrants attached, expiring 06/20/01, with no market value.
(b) With an additional 1,717,483 warrants attached, expiring 12/31/49, with no market value.
(c) With an additional 268,108 warrants attached, expiring 04/21/05, with no market value.
ADR  American Depositary Receipts.
GDR  Global Depositary Receipts.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.


10                               See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 2000

ASSETS

Investments, at value (Cost $161,159,968) (Note A) .....................................................  $119,031,405
Cash (including $1,156,794 of foreign currencies with a cost of $1,157,308) (Note A) ...................    12,901,946
Collateral received for securities loaned (Note A) .....................................................     4,594,717
Receivables:
   Dividends ...........................................................................................       114,794
   Interest ............................................................................................         2,129
Prepaid expenses and other assets ......................................................................        23,995
                                                                                                          ------------
Total Assets ...........................................................................................   136,668,986
                                                                                                          ------------

LIABILITIES

Payables:
   Upon return of securities loaned (Note A) ...........................................................     4,594,717
   Investment advisory fee (Note B) ....................................................................       309,805
   Administration fees (Note B) ........................................................................        82,533
   Other accrued expenses ..............................................................................       357,034
                                                                                                          ------------
Total Liabilities ......................................................................................     5,344,089
                                                                                                          ------------
NET ASSETS (applicable to 12,684,535 shares of common stock outstanding) (Note C) ......................  $131,324,897
                                                                                                          ============
NET ASSET VALUE PER SHARE ($131,324,897 [DIVIDED BY] 12,684,535) .......................................        $10.35
                                                                                                                ======

NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 12,684,535 shares issued and outstanding
  (100,000,000 shares authorized) ......................................................................  $     12,685
Paid-in capital ........................................................................................   200,042,954
Accumulated net realized loss on investments and foreign currency related transactions .................   (26,595,847)
Net unrealized depreciation in value of investments and translation of other assets and liabilities
 denominated in foreign currencies .....................................................................   (42,134,895)
                                                                                                          ------------
Net assets applicable to shares outstanding ............................................................  $131,324,897
                                                                                                          ============

See accompanying notes to financial statements.                               11

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF OPERATIONS

                                                                                 For the Period      For the Fiscal
                                                                                      Ended            Year Ended
                                                                                  November 30,           May 31,
                                                                                      2000                2000
                                                                                 --------------      --------------
INVESTMENT INCOME
Income (Note A):
   Dividends ...................................................................  $     64,216         $ 1,208,286
   Interest ....................................................................       207,958             275,305
   Less: Foreign taxes withheld ................................................        (5,748)           (115,163)
                                                                                  ------------         -----------
   Total Investment Income .....................................................       266,426           1,368,428
                                                                                  ------------         -----------
Expenses:
   Investment advisory fees (Note B) ...........................................       650,818           1,542,224
   Consulting/Merger-related fees (Note A) .....................................       150,213             162,675
   Administration fees (Note B) ................................................       124,448             219,867
   Printing ....................................................................        84,290              96,223
   Custodian fees ..............................................................        58,506             157,305
   Accounting fees .............................................................        44,641             101,073
   Directors' fees .............................................................        41,193              38,548
   Audit and legal fees ........................................................        36,265             157,551
   Transfer agent fees .........................................................        18,897              43,940
   NYSE listing fees ...........................................................        10,013              16,532
   Insurance ...................................................................         4,402               9,384
   Other .......................................................................        13,430              19,859
   Brazilian taxes (Note A) ....................................................         1,078              24,336
   Chilean repatriation taxes (Note A) .........................................            --             228,767
                                                                                  ------------         -----------
   Total Expenses ..............................................................     1,238,194           2,818,284
                                                                                  ------------         -----------
   Net Investment Loss .........................................................      (971,768)         (1,449,856)
                                                                                  ------------         -----------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
   Investments .................................................................    (5,106,361)         38,908,462
   Foreign currency related transactions .......................................      (180,172)           (345,547)
Net change in unrealized appreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currencies .............   (35,078,975)          7,411,859
                                                                                  ------------         -----------
Net realized and unrealized gain/(loss) on investments and foreign currency
 related transactions ..........................................................   (40,365,508)         45,974,774
                                                                                  ------------         -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................  $(41,337,276)        $44,524,918
                                                                                  ============         ===========


12                               See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                       For the Period      For the Fiscal      For the Fiscal
                                                                            Ended            Year Ended          Year Ended
                                                                        November 30,           May 31,             May 31,
                                                                            2000                2000                1999
                                                                       --------------      --------------      --------------
INCREASE/(DECREASE) IN NET ASSETS

Operations:
   Net investment loss ..............................................   $   (971,768)       $ (1,449,856)       $   (349,880)
   Net realized gain/(loss) on investments and foreign
    currency  related transactions ..................................     (5,286,533)         38,562,915         (13,838,114)
   Net change in unrealized appreciation in value of
    investments and translation of other assets and liabilities
    denominated in foreign currencies ...............................    (35,078,975)          7,411,859          (6,875,847)
                                                                        ------------        ------------        ------------
     Net increase/(decrease) in net assets resulting from
      operations ....................................................    (41,337,276)         44,524,918         (21,063,841)
                                                                        ------------        ------------        ------------
Distributions to shareholders:
   Net realized gain on investments and foreign currency
    related transactions ............................................    (21,941,530)                 --         (16,442,826)
                                                                        ------------        ------------        ------------
Capital share transactions:
   Cost of 657,000 and 677,100 shares repurchased,
    respectively (Note G) ...........................................             --          (8,250,794)         (6,489,527)
   Net assets received in conjunction with
     Merger Agreement and Plan of Reorganization
     (Note A) .......................................................     64,303,248                  --                  --
                                                                        ------------        ------------        ------------
     Total capital share transactions ...............................     64,303,248          (8,250,794)         (6,489,527)
                                                                        ------------        ------------        ------------
     Total increase/(decrease) in net assets ........................      1,024,442          36,274,124         (43,996,194)
                                                                        ------------        ------------        ------------
NET ASSETS

Beginning of period .................................................    130,300,455          94,026,331         138,022,525
                                                                        ------------        ------------        ------------
End of period .......................................................   $131,324,897        $130,300,455        $ 94,026,331
                                                                        ============        ============        ============


See accompanying notes to financial statements.                               13

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF CASH FLOWS - FOR THE PERIOD ENDED NOVEMBER 30, 2000


INCREASE/(DECREASE) IN CASH FROM
Operating Activities:
   Investment income received.......................................              $   552,212
   Operating expenses paid..........................................               (1,599,573)
                                                                                  -----------
Net decrease in cash from operating activities......................                                 $   (1,047,361)
Investing Activities:
   Purchases of long-term portfolio investments.....................              (65,505,251)
   Proceeds from disposition of long-term portfolio investments.....               78,624,709
                                                                                  -----------
Net increase in cash from investing activities......................                                     13,119,458
Financing Activities:
   Cash due from Merger (Note A)....................................                6,088,248
   Cash dividends paid..............................................              (21,941,531)
                                                                                  -----------
Net decrease in cash from financing activities......................                                   (15,853,283)
                                                                                                     -------------
Net decrease in cash................................................                                    (3,781,186)
Cash at beginning of period.........................................                                    16,683,132
                                                                                                     -------------
Cash at end of period (Note A)......................................                                 $  12,901,946
                                                                                                     =============

 RECONCILIATION OF NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS TO NET DECREASE
 IN CASH FROM OPERATING ACTIVITIES


Net decrease in net assets resulting from operations................                                 $ (41,337,276)
Adjustments:
   Decrease in dividends and interest receivable....................              $   285,786
   Increase in accrued expenses.....................................                 (363,003)
   Increase in prepaid expenses.....................................                    1,624
   Net realized and unrealized loss on investments and foreign currency
     related transactions...........................................               40,365,508
                                                                                  -----------
Total adjustments...................................................                                    40,289,915
                                                                                                     -------------
NET DECREASE IN CASH FROM OPERATING ACTIVITIES.....................                                 $   (1,047,361)
                                                                                                     =============


14                               See accompanying notes to financial statements.

                       This page left intentionally blank.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

FINANCIAL HIGHLIGHTS [SECTION]

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
------------------------------------------------------------------------------

                                                                   For the Six Months        For the Fiscal Years
                                                                         Ended                  Ended May 31,
                                                                       November 30,        -------------------------
                                                                          2000               2000             1999
                                                                   ------------------      --------         --------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period ............................         $18.36             $12.13           $16.37
                                                                        --------           --------         --------
Net investment income/(loss) ....................................         (0.14)#            (0.20)#          (0.04)#

Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions .....................          (4.78)              6.14            (2.41)
                                                                        --------           --------         --------
Net increase/(decrease) in net assets resulting from operations..          (4.92)              5.94            (2.45)
                                                                        --------           --------         --------
Dividends and distributions to shareholders:
  Net investment income .........................................             --                 --               --

  Net realized gain on investments and foreign currency
     related transactions .......................................          (3.09)                --            (1.96)
                                                                        --------           --------         --------
Total dividends and distributions to shareholders ...............          (3.09)                --            (1.96)
                                                                        --------           --------         --------
Anti-dilutive impact due to capital shares repurchased ..........             --               0.29             0.17
                                                                        --------           --------         --------
Net asset value, end of period ..................................         $10.35             $18.36           $12.13
                                                                        ========           ========         ========
Market value, end of period .....................................         $7.688            $13.508           $9.819
                                                                        ========           ========         ========
Total investment return (a) .....................................         (28.46)%            37.58%           (9.99)%
                                                                        ========           ========         ========

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) .......................         $131,325           $130,300          $94,026
Ratio of expenses to average net assets (b) ...................             1.91%(c)           2.24%            2.09%
Ratio of expenses to average net assets, excluding taxes ......             1.91%(c)           2.04%            2.01%
Ratio of net investment income/(loss) to average net assets ...            (1.50)%(c)         (1.15)%          (0.33)%
Portfolio turnover rate .......................................            51.72%            113.75%          179.66%



-------------------------------------------------------------------------------
[SECTION]  Per share amounts prior to November 3, 2000 have been restated to reflect a conversion factor of 0.9994 for shares issued in connection with the merger of The Emerging Markets Infrastructure Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.
*          Commencement of investment operations.
**         Initial public offering price of $15.00 per share less
           underwriting discount of $1.05 per share and offering expenses of $0.11 per share.
+ Includes a $0.03 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in January 1994.
#          Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes, if any.
(c)        Annualized.


16                               See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

FINANCIAL HIGHLIGHTS [SECTION]

                                                                                                                     For the Period
                                                                                                                         June 25,
                                                                  For the Fiscal Years Ended May 31,                       1992*
                                                                  ---------------------------------------------------    through
                                                                    1998       1997       1996       1995       1994   May 31, 1993
                                                                   ------     ------     ------     ------     ------  ------------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period ..........................    $21.54     $20.95     $19.21     $20.91     $14.96    $13.85**
                                                                  -------    -------    -------    -------    -------   -------
Net investment income/(loss) ..................................     (0.06)      0.10       0.27       0.11       0.13      0.16

Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions ...................     (1.40)      2.86       1.91       0.01       7.03+     1.20
                                                                  -------    -------    -------    -------    -------   -------
Net increase/(decrease) in net assets resulting from operations     (1.46)      2.96       2.18       0.12       7.16      1.36
                                                                  -------    -------    -------    -------    -------   -------
Dividends and distributions to shareholders:
  Net investment income .......................................     (0.09)     (0.27)     (0.04)     (0.04)     (0.15)    (0.14)

  Net realized gain on investments and foreign currency
     related transactions .....................................     (3.62)     (2.10)     (0.40)     (1.78)     (1.06)    (0.11)
                                                                  -------    -------    -------    -------    -------   -------
Total dividends and distributions to shareholders .............     (3.71)     (2.37)     (0.44)     (1.82)     (1.21)    (0.25)
                                                                  -------    -------    -------    -------    -------   -------
Anti-dilutive impact due to capital shares repurchased ........        --         --         --         --         --        --
                                                                  -------    -------    -------    -------    -------   -------
Net asset value, end of period ................................    $16.37     $21.54     $20.95     $19.21     $20.91    $14.96
                                                                  =======    =======    =======    =======    =======   =======
Market value, end of period ...................................   $13.008    $17.385    $17.385    $17.761    $22.764   $14.509
                                                                  =======    =======    =======    =======    =======   =======
Total investment return (a) ...................................     (4.57)%    14.31%      0.21%    (13.94)%    64.74%     5.85%
                                                                  =======    =======    =======    =======    =======   =======


 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted) .......................  $138,023   $181,627   $176,628   $161,925   $176,253   $125,338
Ratio of expenses to average net assets (b) ...................      2.32%      1.90%      1.77%      1.89%      1.81%      1.99%(c)
Ratio of expenses to average net assets, excluding taxes ......      1.82%      1.82%        --         --         --         --
Ratio of net investment income/(loss) to average net assets ...     (0.29)%     0.52%      1.40%      0.53%      0.63%      2.02%(c)
Portfolio turnover rate .......................................    162.58%     42.14%     27.71%     14.29%     43.98%     22.55%


-------------------------------------------------------------------------------
[Section]  Per share amounts prior to November 3, 2000 have been restated to reflect a conversion factor of 0.9994 for shares issued in connection with the merger of The Emerging Markets Infrastructure Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.
*          Commencement of investment operations.
**         Initial public offering price of $15.00 per share less
           underwriting discount of $1.05 per share and offering expenses of $0.11 per share.
+ Includes a $0.03 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in January 1994.
#          Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes, if any.
(c)        Annualized.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Fund engaged an Investment Banking Firm during the fiscal year ended May 31, 2000, to look at various strategic options for the Fund. On November 3, 2000, the Fund (then known as "The Emerging Markets Infrastructure Fund, Inc.") consummated its merger with The Emerging Markets Telecommunications Fund, Inc. (the "Predecessor Fund"). Pursuant to the terms of the agreement governing the merger, each share of common stock of the Predecessor Fund was converted into an equivalent dollar amount of full shares of common stock of the Fund, based on the net asset value of the Fund and the Predecessor Fund as of November 2, 2000 ($11.51 and $11.50, respectively), resulting in a conversion ratio of 0.9994 shares of the Fund for each share of the Predecessor Fund. Cash was paid in lieu of fractional shares. Net assets of the Fund and the Predecessor Fund as of the merger date were $64,303,248 and $81,662,835, including unrealized depreciation of $14,733,630 and $13,282,163, respectively. Total net assets after the merger were $145,966,083. Upon the consummation of the merger, the Fund changed its name to "The Emerging Markets Telecommunications Fund, Inc." and adopted the Predecessor Fund's investment objective and policies. Accordingly, under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of telecommunications companies in emerging markets, and will invest a substantial portion of its remaining assets in equity securities of companies that provide other essential services in the development of an emerging country's infrastructure and that will benefit from macroeconomic growth in an emerging country, but whose growth is not directly linked to favorable changes in commodities prices.

For financial reporting purposes the historical results of the Predecessor Fund will survive.

The Board of Directors of the Fund has approved the overall terms of a self-tender program, which terms include the following: (i) the Fund will make a tender offer to acquire at least 15% of its outstanding shares during each calendar year of the program, commencing in 2001, and (ii) the per share purchase price will be at least 95% of the Fund's net asset value per share. The self-tender program is subject to change based on economic or market conditions or other factors. For example, a sustained reduction in the market discount at which the Fund's shares trade, a risk of material adverse tax consequences or a risk of the Fund becoming subject to delisting may lead the Board of Directors to conclude that it is appropriate to suspend the self-tender program.

Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At November 30, 2000, the Fund held 21.47% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $29,841,766 and fair value of $28,191,664. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At November 30, 2000, the account's interest rate was 5.75%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At November 30, 2000, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $26,280,580 of which $20,972,304 expires in 2006. This amount is subject to Internal Revenue Code Sections' limitations. Capital loss carryforward of $5,308,276 expires in 2007.

For U.S. federal income tax purposes, realized capital losses and foreign exchange losses incurred after October 31, 2000, within the fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer such losses of $697,345 and $9,637, respectively.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments. For the period ended November 30, 2000, the Fund did not incur such expense.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the period ended November 30, 2000, the Fund did not incur such expense.

From January 23, 1997 through January 22, 1999, Brazil imposed a 0.20% CONTRIBUCAO PROVISORIA SOBRE MOVIMENTAOES FINANCIERAS ("CPMF") tax that applied to most debit transactions carried out by financial institutions. Effective January 23, 1999, the CPMF tax expired and was reinstated on June 17, 1999 for a period of three years. The tax is assessed at a rate of 0.38% for the initial year and will drop to 0.30% for the remaining two years. Effective October 18, 2000, the CPMF tax was eliminated. For the period ended November 30, 2000, the Fund incurred $1,078 of such expense.

FOREIGN CURRENCY TRANSACTIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

SECURITIES LENDING: The market value of securities out on loan to brokers at November 30, 2000, was $4,193,398, for which the Fund has received cash as collateral of $4,594,717. Such cash collateral was reinvested into an overnight repurchase agreement with Bear, Stearns & Co. Inc., which was in turn collateralized by U.S. Government agency securities with a value of $4,685,431. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

During the period ended November 30, 2000, the Fund earned $16,358 in securities lending income which is included under the caption INTEREST in the Statement of Operations.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

At November 30, 2000, the Fund reclassified within the composition of net assets permanent book/tax differences from net investment loss of $971,768, net realized foreign currency losses of $170,535 and distributions in excess of net realized capital gains of $30,728, to paid-in capital. In addition, $20,780,855 was reclassed from paid-in-capital to accumulated net realized loss on investments and foreign currency related transactions due to merger-related activities.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund, subject to local investment limitations, may invest up to 25% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the proceeds realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At November 30, 2000, the Fund had no such agreements, other than the cash collateral received that was reinvested in a repo under the Fund's securities lending program.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser with respect to all investments. Effective July 1,2000, CSAM agreed to revise its method of calculating the investment advisory fee to be based on the lesser of the average weekly stock market price or average weekly net assets. Such fee is based on the calculation used prior to July 1, 2000, substituting the

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

above-mentioned revision in place of average weekly net assets. Prior to July 1, 2000, CSAM received as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly net assets, 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. For the period ended November 30, 2000, CSAM earned $650,818 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the period ended November 30, 2000, CSAM was reimbursed $10,027 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.12% of the Fund's average weekly net assets. For the period ended November 30, 2000, BSFM earned $77,956 for administrative services.

BankBoston, N.A., Sao Paulo ("BBNA") and CELFIN Administradora de Fondos de Inversion de Capital Extranjero S.A. ("Chilean administrator") serve as the Fund's administrators with respect to Brazilian and Chilean investments, respectively. BBNA is paid for its services out of the custody fee payable to Brown Brothers Harriman & Co., the Funds accounting agent and custodian, a quarterly fee based on an annual rate of 0.10% of average month end Brazilian net assets of the Fund. In return for services rendered, the Chilean administrator receives a fee computed monthly and paid quarterly at an annual rate of 0.10% of the Fund's average weekly net assets in Chile, subject to certain minimum annual fees and reimbursements for a predefined limit of their expenses.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 12,684,535 shares outstanding at November 30, 2000, CSAM owned 14,334 shares.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at November 30, 2000 was $160,768,251. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currencies) of $41,736,846, was composed of gross appreciation of $11,074,772 for those investments having an excess of value over cost and gross depreciation of $52,811,618 for those investments having an excess of cost over value.

For the period ended November 30, 2000, total purchases and sales of securities, other than short-term investments, were $58,248,870 and $75,968,359, respectively.

NOTE E. CREDIT FACILITY

The Fund, together with other funds advised by CSAM, established a $350 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders for temporary or emergency purposes. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of 0.075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating Funds will pay interest on borrowing at the Federal Funds rate plus 0.50%. At November 30, 2000 and during the period ended November 30, 2000, the Fund had no borrowings under the Credit Facility.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of units/shares held, the acquisition dates, aggregate cost, fair value as of November 30, 2000, value per unit/share of such securities and percent of net assets which the securities comprise.


                                                                                        FAIR
                                         NUMBER                                       VALUE AT        VALUE     PERCENT
                                           OF                                        NOVEMBER 30,      PER       OF NET
SECURITY                              UNITS/SHARES   ACQUISITION DATES      COST        2000        UNIT/SHARE   ASSETS
--------                              ------------  ------------------- -----------  ------------   ----------  -------
Concord Ventures Fund II, L.P.......      480,000        03/29/00       $   488,152  $    448,567   $     0.93    0.34
                                          920,000   06/08/00 - 10/09/00     920,000       859,753         0.93    0.65
                                        ---------                       -----------  ------------                 ----
                                        1,400,000                         1,408,152     1,308,320                 0.99
                                        ---------                       -----------  ------------                 ----
Emerging Markets Ventures I, L.P....    5,205,661   01/22/98 - 03/24/00   5,427,245     6,151,582         1.18    4.68
                                        ---------                       -----------  ------------                 ----
Exxel Capital Partners..............    1,938,339   05/11/98 - 12/03/98   2,055,984     1,900,716         0.98    1.45
                                        ---------                       -----------  ------------                 ----
Formula Ventures L.P................      847,476   08/06/99 - 04/18/00     858,271       996,149         1.18    0.76
                                           44,000        11/01/00            44,000        51,719         1.18    0.04
                                           44,000        11/01/00            44,000        51,719         1.18    0.04
                                        ---------                       -----------  ------------                 ----
                                          935,476                           946,271     1,099,587                 0.84
                                        ---------                       -----------  ------------                 ----
Giza GE Venture Fund III, L.P.......      550,000   01/31/00 - 03/22/00     550,000       530,697         0.96    0.40
                                          150,000        06/14/00           150,000       144,735         0.96    0.10
                                          180,000        06/14/00           180,000       173,682         0.96    0.13
                                        ---------                       -----------  ------------                 ----
                                          880,000                           880,000       849,114                 0.63
                                        ---------                       -----------  ------------                 ----
The India Media, Internet and
    Communications Fund Ltd.........       50,000        06/12/00           262,500       198,000         3.96    0.15
                                        ---------                       -----------  ------------                 ----
Jamaican Assets I, L.P..............      879,355   07/29/97 - 10/20/97   1,020,624     2,065,535         2.35    1.57
                                        ---------                       -----------  ------------                 ----
K.T. Concord Venture Fund L.P.......    1,700,000   12/08/97 - 02/28/00   1,584,843     2,537,587         1.49    1.93
                                          100,000        06/14/00            98,423       149,270         1.49    0.12
                                          100,000        06/14/00           100,000       149,270         1.49    0.11
                                           50,000        09/29/00            50,000        74,635         1.49    0.06
                                           50,000        09/29/00            50,000        74,634         1.49    0.06
                                        ---------                       -----------  ------------                 ----
                                        2,000,000                         1,883,266     2,985,396                 2.28
                                        ---------                       -----------  ------------                 ----
Nexus Telocation Systems Ltd........      481,600   01/10/00 - 02/28/00   1,204,000       294,227         0.61    0.22
                                        ---------                       -----------  ------------                 ----
The Renaissance Fund LDC............          160   03/30/94 - 03/21/97     951,801       511,071     3,194.19    0.39
                                        ---------                       -----------  ------------                 ----

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

                                                                                        FAIR
                                         NUMBER                                       VALUE AT        VALUE     PERCENT
                                           OF                                        NOVEMBER 30,      PER       OF NET
SECURITY                              UNITS/SHARES   ACQUISITION DATES      COST        2000        UNIT/SHARE   ASSETS
--------                              ------------  ------------------- -----------  ------------   ----------  -------
Technology Crossover
    Ventures IV, L.P.                     520,000   03/08/00 - 05/09/00 $   520,000  $    512,079      $0.98      0.40
                                           89,000        07/28/00            89,000        87,644       0.98      0.07
                                           83,000        08/18/00            83,000        81,736       0.98      0.06
                                           36,000        09/11/00            36,000        35,452       0.98      0.03
                                           63,000        10/30/00            63,000        62,040       0.98      0.05
                                        ---------                       -----------  ------------                 ----
                                          791,000                           791,000       778,951                 0.61
                                        ---------                       -----------  ------------                 ----
Telesoft Partners L.P................   1,187,500   7/22/97 - 05/31/00      976,141     3,915,153       3.30      2.98
                                        ---------                       -----------  ------------                 ----
Venworld Telecommunications..........     125,947        05/18/95         2,531,383       902,219       7.16      0.69
                                        ---------                       -----------  ------------                 ----
Total................................                                   $20,338,367   $22,959,871                17.48
                                                                        ===========  ============               ======

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Board of Directors authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It was intended both to provide additional liquidity to those shareholders that elected to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintained their investment. The repurchase program was subject to review by the Directors of the Fund. Such program has been suspended upon the merger with the Predecessor Fund, see Note A. From October 21, 1998 to May 31, 1999, the Fund repurchased 677,100 of its shares for a total cost of $6,489,527 at a weighted average discount of 18.36% from net asset value. Through May 31, 1999, the discount of individual repurchases ranged from 13.26% - 20.77%. For the fiscal year ended May 31, 2000, the Fund repurchased 657,000 of its shares for a total cost of $8,250,794 at a weighted average discount of 20.90% from net asset value. The discount of individual repurchases ranged from 16.01% - 23.44%. For the period ended November 30, 2000, there were no share repurchases under the repurchase program.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of The Emerging Markets Telecommunications Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") at November 30,2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and issuers, provide a reasonable basis for our opinion expressed above.


PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
January 19, 2001

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On October 10, 2000, the annual meeting of shareholders of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To approve the Merger Agreement and Plan of Reorganization whereby the Fund will merge with and into The Emerging Markets Infrastructure Fund, Inc.

                                                         DELEGATED
                     FOR        AGAINST      ABSTAIN     NON-VOTES    NON-VOTES
                  ---------     -------      ------      ---------    ---------
                  3,698,722     249,081      74,720      1,174,330    1,903,966

(2)  To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                               FOR       WITHHELD     NON-VOTES
----------------                            ---------    --------     ---------
James J. Cattano                            5,045,006     151,847     1,903,966
William W. Priest, Jr.                      4,954,009     242,844     1,903,966

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, George W. Landau, Martin M. Torino and Richard W. Watt continue to serve as directors of the Fund.

(3) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending November 30, 2001.

                                    FOR       AGAINST     ABSTAIN     NON-VOTES
                                 ---------    -------     -------     ---------
                                 5,104,168    52,162      40,523      1,903,966

DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED)

The InvestLink-SM- Program is sponsored and administered by EquiServe, L.P., not by The Emerging Markets Telecommunications Fund, Inc. (the "Fund"). EquiServe, L.P., will act as program administrator (the "Program Administrator") of the InvestLink-SM- Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program

Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3364; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: EquiServe, L.P., InvestLink-SM- Program, P.O. Box 8040, Boston, MA 02266-8040.


_________________
*InvestLink is a service mark of EquiServe, L.P.

SUMMARY OF GENERAL INFORMATION

The Fund--The Emerging Markets Telecommunications Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of telecommunications companies in emerging countries. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"). CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of November 30, 2000, CSAM-Americas managed approximately $93 billion in assets.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EMTel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmergMktTele". The Fund's New York Stock Exchange trading symbol is ETF. Weekly comparative net asset value (NAV) and market price information about The Emerging Markets Telecommunications Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic Global Income Fund, Inc. (CGF)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Emerging Markets Telecommunications Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac       Director
James J. Cattano           Director
George W. Landau           Director
Martin M. Torino           Director
William W. Priest, Jr.     Chairman of the Board of Directors
Richard W. Watt            Director, President and Chief Investment Officer
Emily Alejos               Investment Officer
Yarek Aranowicz            Investment Officer
Robert B. Hrabchak         Investment Officer
Hal Liebes                 Senior Vice President
Michael A. Pignataro       Chief Financial Officer and Secretary
Rocco A. Del Guercio       Vice President
Robert M. Rizza            Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

EquiServe, L.P.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                     ETF
                                                     LISTED
                                                     NYSE-Registered Trademark-
                                                                  3916-AR-11/00